Earnings per share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings per share
9	Earnings per Share

Basic earnings per share (EPS) is calculated by dividing the loss for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.

Diluted EPS is calculated by dividing the profit attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

On September 18, 2019, BioNTech effected a 1:18 share split by issuing 206,595,492 shares by way of a capital increase from its own funds; thus, no outside proceeds were received. This capital increase came into effect upon registration with the commercial register (Handelsregister). The accompanying financial statements and notes to the financial statements including the EPS information below give retroactive effect to the share split for all periods presented.

The following table reflects the income and share data used in the basic and diluted EPS calculations:

	Years ended December 31,
(in thousands)	2019	2018	2017
Loss attributable to ordinary equity holders of the parent for basic earnings	€(179,056)	€(48,019)	€(85,653)

Weighted average number of ordinary shares for basic EPS	211,499	190,710	166,764
Effects of dilution from share options	-	-	-
Weighted average number of ordinary shares adjusted for the effect of dilution	211,499	190,710	166,764

There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of authorization of these financial statements. Stock options were not included in the calculation of diluted EPS because they are antidilutive for the periods presented.